                                                  Exhibit 10(aa)






                                                  LONG-TERM
                                                  INCENTIVE PLAN

                                                  Potash Corporation of
                                                  Saskatchewan Inc

CONTENTS





------------------------------------------------------------------------------

SECTION 1 - ESTABLISHMENT OF THE PLAN                                      1
   1.01     Purpose                                                        1
   1.02     Term                                                           1
SECTION 2 - DEFINITIONS                                                    2
   2.01     Absolute Percentage                                            2
   2.02     Actively Employed                                              2
   2.03     Award Payment                                                  2
   2.04     Award Percentage                                               2
   2.05     Board                                                          2
   2.06     CEO                                                            2
   2.07     Closing Share Price                                            2
   2.08     Committee                                                      3
   2.09     Corporation                                                    3
   2.10     Dividends                                                      3
   2.11     Entitled Executive                                             3
   2.12     Exchange                                                       3
   2.13     Opening Share Price                                            3
   2.14     PCS Inc.                                                       3
   2.15     Performance Cycle                                              3
   2.16     Permanent Disability                                           3
   2.17     Peer Group of Corporations                                     3
   2.18     Plan                                                           4
   2.19     Relative Percentage                                            4
   2.20     Salary                                                         4
   2.21     Target Percentage                                              4
   2.22     Total Shareholder Return (TSR)                                 4
SECTION 3 - PARTICIPATION                                                  6
   3.01     Participation Requirements                                     6
SECTION 4 - AWARD PAYMENTS                                                 7
   4.01     Calculation of Award Payment                                   7
   4.02     Timing of Payment                                              7
   4.03     Adjustments to Award Payments                                  7
SECTION 5 - ADMINISTRATION OF THE PLAN                                     8
   5.01     Powers of the Committee                                        8
   5.02     Determination of Target Percentage                             8
   5.03     Calculation of Total Shareholder Return                        8
   5.04     Delegation of Duties                                           8
SECTION 6 - TERMINATION OF EMPLOYMENT                                      9
   6.01     Termination of Employment                                      9

------------------------------------------------------------------------------
                                       i


SECTION 7 - GENERAL PROVISIONS                                            10
   7.01     Death Benefits                                                10
   7.02     Disability or Retirement                                      10
   7.03     Leaves of Absence                                             10
   7.04     Assignment or Alienation                                      10
   7.05     Amendment or Termination                                      11
   7.06     Effect of Amendment or Termination                            11
   7.07     No Enlargement of Contractual Rights                          11
   7.08     Interpretation                                                11
   7.09     Withholding of Taxes                                          11
   7.10     Binding on Successors                                         11
   7.11     Currency                                                      11
APPENDIX "A" - ABSOLUTE PERCENTAGE OF TARGET PERCENTAGE                   12
APPENDIX "B" - RELATIVE PERCENTAGE OF TARGET PERCENTAGE                   13
APPENDIX "C" - TARGET PERCENTAGE                                          14

------------------------------------------------------------------------------

SECTION 1 - ESTABLISHMENT OF THE PLAN


------------------------------------------------------------------------------
1.01      PURPOSE
          This Long-term Incentive Plan is established for the purpose of:

          (a)  providing competitive compensation for Entitled Executives;

          (b) rewarding Entitled Executives for improving Total Shareholder Return;

          (c) rewarding Entitled Executives for attaining a Total Shareholder Return that is in excess of the Peer Group of Corporations;

          (d) rewarding Entitled Executives for their efforts and contributions to the achievement of the long-term success of the business interests of the Corporation;

          (e) aligning the interests of Entitled Executives more closely with the shareholders of the Corporation; and,

          (f) enhancing the ability of the Corporation to recruit and retain high potential, high value executives.

1.02      TERM
          Subject to Section 7.05 (Amendment or Termination), this Plan shall be effective on and after January 1, 2000.


------------------------------------------------------------------------------
                                       1

SECTION 2 - DEFINITIONS





------------------------------------------------------------------------------
The following terms, when capitalized, shall be defined as follows:

2.01     ABSOLUTE PERCENTAGE
         "Absolute Percentage" means the percentage of an Entitled Executive's Target Percentage derived in accordance with the table contained in Appendix "A" and applied to arrive at the Award Percentage of the Entitled Executive for a given Performance Cycle.

2.02     ACTIVELY EMPLOYED
         "Actively Employed" means an Entitled Executive who is at work on a regular basis and performing the full scope of his or her job duties.

2.03     AWARD PAYMENT
         "Award Payment" means a cash payment to an Entitled Executive calculated pursuant to Section 4.01 (Calculation of Award Payments).

2.04     AWARD PERCENTAGE
         "Award Percentage" means the percentage of an Entitled Executive's Salary derived from the following formula:

         (a) the sum of the Entitled Executive's Absolute Percentage and his or her Relative Percentage

                                    MULTIPLIED BY

         (b)      the Entitled Executive's Target Percentage.

         If the sum of paragraph (a) in the above formula is less than zero, then the Award Percentage will be deemed to be zero.

2.05     BOARD
         "Board" means the Board of Directors of PCS Inc..

2.06     CEO
         "CEO" means the Chief Executive Officer of PCS Inc..

2.07     CLOSING SHARE PRICE
         "Closing Share Price" means, for PCS Inc. or a corporation of the Peer Group of Corporations, the average closing price of the corporation's common shares on the Exchange for the last five trading days of a given Performance Cycle.
------------------------------------------------------------------------------

2.08     COMMITTEE
         "Committee" means the Compensation Committee of the Board.

2.09     CORPORATION
         "Corporation" means Potash Corporation of Saskatchewan Inc. and its direct and indirect subsidiaries.

2.10     DIVIDENDS
         "Dividends" means, for PCS Inc. or a corporation of the Peer Group of Corporations, an amount equal to the cumulative amount of dividends paid by the corporation during a given Performance Cycle, assuming dividend reinvestment.

2.11     ENTITLED EXECUTIVE
         "Entitled Executive" means an executive employee of the Corporation who is recommended by the CEO and approved by the Committee to participate in this Plan.

2.12     EXCHANGE
         "Exchange" means the principal stock exchange upon which PCS Inc. or a corporation of the Peer Group of Corporations, as the case may be, trades.

2.13     OPENING SHARE PRICE
         "Opening Share Price" means for the Performance Cycle commencing January 1, 2000, the average closing price of PCS Inc., or a corporation of the Peer Group of Corporations, on the Exchange for the last five trading days of 1999. For subsequent Performance Cycles, the Opening Share Price means the Closing Share Price of such corporation for the immediately preceding Performance Cycle.

2.14     PCS INC.
         "PCS Inc." means Potash Corporation of Saskatchewan Inc.

2.15     PERFORMANCE CYCLE
         "Performance Cycle" means a period of three consecutive calendar years. The first Performance Cycle commences on January 1, 2000 and ends on December 31, 2002. The next Performance Cycle will commence on January 1, 2003 and end on December 31, 2005, and so on.

2.16     PERMANENT DISABILITY
         "Permanent Disability" means the permanent incapacity of an Entitled Executive, as determined in accordance with the disability plan to which the Entitled Executive belongs.

2.17     PEER GROUP OF CORPORATIONS
         "Peer Group of Corporations" means, initially, the following group of corporations:

         (a)      Agrium Inc.;

         (b)      IMC Global Inc.;
------------------------------------------------------------------------------
                                       3

         (c)      Mississippi Chemical Corporation; and,

         (d)      Terra Industries Inc.

         This group may be modified to reflect any mergers or acquisitions within the group, or as otherwise deemed appropriate by the Committee

2.18     PLAN
         "Plan" means this Long-term Incentive Plan, as amended from time to time.

2.19     RELATIVE PERCENTAGE
         "Relative Percentage" means the percentage of an Entitled Executive's Target Percentage derived in accordance with the table contained in Appendix "B" and applied to arrive at the Award Percentage of the Entitled Executive for a given Performance Cycle.

2.20     SALARY
         "Salary" means an amount equal to the sum of the Entitled Executive's annual base salary paid in each of the three calendar years in a Performance Cycle while the Entitled Executive is Actively Employed or on short-term disability, as determined in accordance with the disability plan to which the Entitled Executive belongs.

2.21     TARGET PERCENTAGE
         "Target Percentage" means the percentage as set forth in Appendix "C" of an Entitled Executive's Salary recommended by the CEO, approved by the Committee and applied to arrive at the Award Percentage of the Entitled Executive for a given Performance Cycle.

2.22     TOTAL SHAREHOLDER RETURN (TSR)
         "Total Shareholder Return" or "TSR" means, for any corporation in a given Performance Cycle, a percentage derived from the following formula:

         (a)      Closing Share Price

                  minus

                  Opening Share Price

                  plus

                  Dividends

                                    DIVIDED BY

         (b)      Opening Share Price

                                    MULTIPLIED BY

         (c)      100

------------------------------------------------------------------------------

         The Total Shareholder Return for the Peer Group of Corporations shall be determined by dividing the sum of the Total Shareholder Returns for each corporation of the Peer Group of Corporations by the number of corporations in the Peer Group of Corporations.









------------------------------------------------------------------------------
                                       5

SECTION 3 - PARTICIPATION





------------------------------------------------------------------------------
3.01     PARTICIPATION REQUIREMENTS
         Participation in the Plan is limited to Entitled Executives.



------------------------------------------------------------------------------

SECTION 4 - AWARD PAYMENTS





------------------------------------------------------------------------------
4.01     CALCULATION OF AWARD PAYMENT
         An Entitled Executive shall receive an Award Payment equal to the Entitled Executive's Award Percentage multiplied by his or her Salary.

4.02     TIMING OF PAYMENT
         The Committee shall approve the amount of the Award Payments within 30 days of the end of each Performance Cycle and an Entitled Executive shall receive his or her Award Payment within 30 days thereafter.

4.03     ADJUSTMENTS TO AWARD PAYMENTS
         (a)     Participation During Performance Cycle
                 An employee of the Corporation who becomes an Entitled Executive after the commencement of a Performance Cycle shall participate in this Plan as of the date he or she becomes an Entitled Executive. The Award Payment of such Entitled Executive shall be calculated by deeming the Opening Share Price used in arriving at the TSR to be the average closing price of PCS Inc., or a corporation of the Peer Group of Corporations, on the Exchange for the last five trading days prior to his or her becoming an Entitled Executive.

         (b)     Job Promotion During Performance Cycle
                 An Entitled Executive who is promoted from one Group to another Group as set forth in Appendix "C", shall have his or her Target Percentage prorated in accordance with his or her period of employment within each Group during a given Performance Cycle.








------------------------------------------------------------------------------
                                       7

SECTION 5 - ADMINISTRATION OF THE PLAN





------------------------------------------------------------------------------
5.01     POWERS OF THE COMMITTEE
         The Committee shall have the power and authority to approve all Entitled Executives, approve Target Percentages and generally administer the Plan. The Committee shall conclusively interpret the provisions of this Plan and decide all questions of fact arising in the application thereof.

5.02     DETERMINATION OF TARGET PERCENTAGE
         Within 30 days of the approval of the proposed Entitled Executives and their respective Target Percentages by the Committee, PCS Inc. will prepare a written notice to such Entitled Executives specifying their Target Percentage and the terms of the Plan deemed relevant by the Committee.

5.03     CALCULATION OF TOTAL SHAREHOLDER RETURN
         Management of PCS Inc. shall provide a report to the Committee within 30 days of the end of each Performance Cycle showing the calculations for obtaining the Total Shareholder Return for PCS Inc. and each of the corporations in the Peer Group of Corporations. Final determination of the Total Shareholder Return for PCS Inc. and any corporation in the Peer Group of Corporations shall be approved by the Committee.

5.04     DELEGATION OF DUTIES
         The Committee and/or the Board may delegate to any director or directors or any officer or officers of PCS Inc. such administrative duties and powers as it may see fit with respect to the Plan.




------------------------------------------------------------------------------
                                       8

SECTION 6 - TERMINATION OF EMPLOYMENT





------------------------------------------------------------------------------
6.01     TERMINATION OF EMPLOYMENT
         (a)      TERMINATION WITHOUT CAUSE
                  If an Entitled Executive's employment with the Corporation is terminated by the Corporation without just cause, he or she shall be entitled to an Award Payment calculated as of the Entitled Executive's termination date. The Award Payment will be paid to the Entitled Executive within a reasonable period of time from his or her termination date. The Entitled Executive shall not be eligible to participate in the Plan during Performance Cycles commencing after his or her date of notice of termination of employment.

         (b)      VOLUNTARY TERMINATION OR TERMINATION WITH CAUSE
                  If an Entitled Executive's employment with the Corporation is voluntarily terminated by the Entitled Executive or is terminated by the Corporation for just cause, he or she shall immediately cease to participate in the Plan and shall forfeit any and all rights he or she may have under this Plan including, but not limited to, any Award Payment except with respect to any Award Payment granted or grantable for a Performance Cycle completed before the date of such termination.



------------------------------------------------------------------------------

SECTION 7 - GENERAL PROVISIONS





------------------------------------------------------------------------------
7.01     DEATH BENEFITS
         If an Entitled Executive dies while participating in this Plan, his or her estate shall be entitled to an Award Payment calculated as of the Entitled Executive's date of death. The Award Payment will be paid to the estate of the Entitled Executive within a reasonable period of time from the date of death of the Entitled Executive.

7.02     DISABILITY OR RETIREMENT
          If an Entitled Executive suffers:

         (a)      a Permanent Disability; or

         (b) retires from employment with the Corporation in accordance with the then prevailing retirement policy of the Corporation,

         he or she shall be entitled to an Award Payment calculated as of the Entitled Executive's date of Permanent Disability or date of retirement, as the case may be. The Award Payment will be paid to the Entitled Executive within a reasonable period of time from his or her date of Permanent Disability or date of retirement, as the case may be.

         The Entitled Executive shall not be eligible to participate in the Plan during Performance Cycles commencing after his or her date of Permanent Disability, or retirement.

7.03     LEAVES OF ABSENCE
         If an Entitled Executive takes a leave of absence from employment, approved by the Corporation, with or without pay, he or she shall be deemed to continue to participate in the Plan for the remainder of the Performance Cycle within which the leave of absence is taken. The Entitled Executive shall not be eligible to participate in the Plan during Performance Cycles commencing after his or her leave of absence unless recommended by the CEO and approved by the Committee.

7.04     ASSIGNMENT OR ALIENATION
         Except as required by applicable laws and subject to Section 7.01 (Death Benefits), the right of an Entitled Executive to receive an Award Payment under this Plan shall not be:

         (a)      given as security;

         (b) subject to transfer, anticipation, commutation, alienation, sale, assignment, encumbrance, charge, pledge, or hypothecation; or

------------------------------------------------------------------------------
                                       10

         (c) subject to execution, attachment, levy or similar process or assignment by operation of law,

         and any attempt to effect any such action shall be null and void and of no effect.

7.05     AMENDMENT OR TERMINATION
         Subject to Section 7.06 (Effect of Amendment or Termination), this Plan may be amended in whole or in part from time to time or terminated by The Corporation. Any amendment or termination shall be binding on The Corporation, Entitled Executives and their respective beneficiaries. Notice of termination or amendment shall be provided to Entitled Executives and in the case of deceased Entitled Executives, their respective beneficiaries.

7.06     EFFECT OF AMENDMENT OR TERMINATION
         Notwithstanding Section 7.05 (Amendment or Termination), no amendment or termination of any provision of this Plan shall directly or indirectly deprive any Entitled Executive or beneficiary of all or any portion of an Award Payment earned to the date of the amendment or termination.

7.07     NO ENLARGEMENT OF CONTRACTUAL RIGHTS
         This Plan shall not give any Entitled Executive the right to be retained in the service of the Corporation nor shall it interfere with the right of The Corporation to terminate the employment of the Entitled Executive. Participation in this Plan shall not give any Entitled Executive any right or claim to any benefit, except to the extent provided in this Plan.

7.08     INTERPRETATION
         This Plan shall be interpreted pursuant to the laws of the Province of Saskatchewan. Section headings are for convenience only and shall not be considered provisions of the Plan. Words in the singular shall include the plural, and vice versa, unless qualified by the context.

7.09     WITHHOLDING OF TAXES
         The Corporation shall withhold all applicable taxes from any amounts paid pursuant to this Plan.

7.10     BINDING ON SUCCESSORS
         This Plan shall be binding on any successor or successors of The Corporation whether by merger, consolidation or otherwise.

7.11     CURRENCY
         The Award Payments payable pursuant to this Plan shall be paid in the same currency as the Entitled Executive receives his or her Salary. If the Salary of an Entitled Executive is paid in more than one currency during a Performance Cycle, the currency of his or her Award Payment for that Performance Cycle shall be determined by the CEO in consultation with the Senior Vice-President, Administration.

------------------------------------------------------------------------------

APPENDIX "A" - ABSOLUTE PERCENTAGE OF TARGET PERCENTAGE





------------------------------------------------------------------------------

                     TSR OF PCS INC.                               ABSOLUTE PERCENTAGE OF TARGET PERCENTAGE
----------------------------------------------             ----------------------------------------------------

     Less than or equal to -50%                                                         0%
                           -25%                                                      37.5%
                             0%                                                        75%
                            25%                                                     112.5%
                            50%                                                       150%
                            75%                                                     187.5%
                           100%                                                       225%
                           125%                                                     262.5%
                           150%                                                       300%
----------------------------------------------             ----------------------------------------------------

[FN]
Notes:

1. All absolute TSR performances between the percentages in the above table will be interpolated.

2. Where the TSR of PCS Inc. exceeds 150%, the Absolute Percentage shall increase by 37.5% for every 25% increase in the TSR of PCS Inc.


------------------------------------------------------------------------------

APPENDIX "B" - RELATIVE PERCENTAGE OF TARGET PERCENTAGE





-----------------------------------------------------------------------------

    TSR OF PCS INC. MINUS THE TSR OF THE PEER GROUP OF             RELATIVE PERCENTAGE OF TARGET PERCENTAGE
                       CORPORATIONS
-----------------------------------------------------------    ------------------------------------------------

        Less than or equal to -30                                                    - 25.0%
                              -20                                                   - 18.75%
                              -10                                                   - 12.50%
                                0                                                         0%
                                5                                                    + 25.0%
                               10                                                    + 30.0%
                               20                                                    + 35.0%
                               30                                                    + 40.0%
                               40                                                    + 45.0%
                               50                                                    + 50.0%
-----------------------------------------------------------    ------------------------------------------------

[FN]
Notes:

1. All relative TSR performances between the percentages in the above table will be interpolated.

2. Where TSR of PCS Inc. minus the TSR of the Peer Group of Corporations exceeds 50%, the Relative Percentage of Target Percentage shall increase by 5% for every 10% increase in the TSR of PCS Inc. minus the TSR of the Peer Group of the Corporation.

------------------------------------------------------------------------------

APPENDIX "C" - TARGET PERCENTAGE





-----------------------------------------------------------------------------


TIER      GROUP                                       TARGET AWARD
-------   ----------------------------------------    --------------------

I         Corporate President,                               50%
           and CEO

II        Corporate Sr. VPs,                                 40%
          Subsidiary Presidents

III       Corporate VPs,                                     30%
          Subsidiary Executive VPs,
          Selected Subsidiary VPs

IV        Selected Subsidiary VPs,                           25%
          Selected Corporate Executive employees

V         Subsidiary General Managers Operations,            20%
          Selected Subsidiary VPs,
          Selected Directors

------------------------------------------------------------------------------
                                       14